UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 26, 2007

XEDAR CORPORATION
(Exact name of registrant as specified in its charter)

Colorado	000-08356	84-0684753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8310 South Valley Highway, Suite 220
Englewood, CO 80112
(Address, including zip code, of principal executive offices)

Registrant's telephone number, including area code: (303) 377-0033

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into Material Definitive Agreement

See Item 2.01 disclosure below.

Item 2.01. Completion of Acquisition or Disposition of Assets

On October 1, 2007 (“Closing”), Xedar Corporation, a Colorado corporation (“Xedar”) closed and completed a stock purchase transaction whereby Xedar acquired all of the issued and outstanding capital stock of Pixxures, Inc., a Delaware corporation (“Pixxures”), in a stock for stock transaction.  Pursuant and subject to the terms of the Agreement and Plan of Merger, dated September 26, 2007 (the “Agreement”), by and among Xedar, Pixxures and Pixx Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Xedar formed specifically to facilitate the Pixxures acquisition, Xedar purchased all of the issued and outstanding capital stock of Pixxures for a closing payment of 1,734,780 shares of Xedar common stock (the “Purchase Payment Shares”) having a market value of $5,115,000.00, based on the average daily closing price of Xedar common stock for the 20 trading days ending two days prior to Closing (the “Average Closing Price”).  Subject to the terms of the Agreement, additional shares may become payable by Xedar if the market price of Xedar common stock, for the 60 trading days following the date upon which the Purchase Payment Shares are registered with the U.S. Securities and Exchange Commission (the “Subsequent Market Price”), is less than the Average Closing Price.  If the Subsequent Market Price is less than the Average Closing Price, additional shares will be issued, such that the total consideration received for the Pixxures capital stock in the transaction equals  $5,115,000.000, calculated based on the Subsequent Market Price.

There was no material relationship between Xedar and Pixxures prior to the entry into and performance of the Agreement.

Item 9.01 Financial Statements and Exhibits

(a)           Financial statements of business acquired

In accordance with Item 9.01(a)(4) of Regulation S-B, any financial statements required by this item will be filed by amendment not later than 71 calendar days after the date of this Current Report on Form 8-K.

(b)           Pro forma financial information

In accordance with Item 9.01(b)(2) of Regulation S-B, any pro forma financial information required by this item will be filed by amendment not later than 71 calendar days after the date of this Current Report on Form 8-K.

(d)           Exhibits

Number	Description
10.1
Agreement and Plan of Merger, dated September 26, 2007, by and among Xedar Corporation, a Colorado corporation, Pixxures, Inc., a Delaware corporation,  and Pixx Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Xedar.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xedar Corporation

Dated: October 1, 2007	By:	/s/ Hugh Williamson III
Hugh Williamson III President and CEO

Exhibit Index

Number	Description
10.1
Agreement and Plan of Merger, dated September 26, 2007, by and among Xedar Corporation, a Colorado corporation, Pixxures, Inc., a Delaware corporation,  and Pixx Acquisition Corp., a Delaware corporation and wholly owned subsidiary of Xedar.